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                                                                  Exhibit 10.132

                               THIRD AMENDMENT TO
                         AGREEMENT FOR PURCHASE AND SALE

      THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this "Third Amendment") is made and entered into as of the 26th day of April, 2004, by and between SEMBLER FAMILY PARTNERSHIP #26, LTD., a Florida limited partnership ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

      A. Seller and Purchaser previously entered into that certain Agreement for Purchase and Sale dated as of April 12, 2004 (the "Original Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale dated as of April 19, 2004 (the "First Amendment"), and as further amended by that certain Second Amendment to Agreement for Purchase and Sale dated as of April 23, 2004 (the "Second Amendment"; and together with the Original Agreement and the First Amendment, the "Agreement") with respect to certain real property and all improvements thereon commonly known as North Rivers Shopping Center, Charleston, South Carolina, and more particularly described in the Agreement.

      B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

      1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Third Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Third Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

      2. INSPECTION PERIOD. Pursuant to Section 5 of the Original Agreement, as amended by the First Amendment and the Second Amendment, the Inspection Period is scheduled to expire on April 26, 2004. Seller and Purchaser hereby agree that the date upon which the Inspection Period shall expire is hereby extended from April 26, 2004 until April 27, 2004.

      3. CLOSING. Pursuant to Section 11.1 of the Agreement (as amended by the First Amendment and the Second Amendment), the Closing is scheduled to occur no later than April 26, 2004. Seller and Purchaser hereby agree that, subject to satisfaction of all conditions to closing contained in the Agreement (as amended by the Second Amendment and this Third Amendment), the Closing shall occur on April 27, 2004, and, accordingly, the Closing Date is hereby extended from April 26, 2004 to April 27, 2004.

      4. COUNTERPARTS; FACSIMILE SIGNATURES. This Third Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

      5. MISCELLANEOUS. Except to the extent amended, and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally

                                        1
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written. From and after the date of this Third Amendment, this Third Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                   PURCHASER:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC., an Illinois corporation


                                   By: /s/ Michael J. Morau
                                      ---------------------------------
                                        Name:  Michael J. Morau
                                             --------------------------
                                        Its:   Authorized Agent
                                             --------------------------

                                   SELLER:

                                   SEMBLER FAMILY PARTNERSHIP #26,
                                   LTD., a Florida limited partnership

                                   By:  SEMBLER RETAIL, INC., its Sole General
                                        Partner


                                        By:
                                            ------------------------------
                                               Name:
                                                    ----------------------
                                               Its:
                                                    ----------------------

                                        3
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      IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                   PURCHASER:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC., an Illinois corporation


                                   By:
                                      ----------------------------------
                                        Name:
                                             --------------------------
                                        Its:
                                             --------------------------

                                   SELLER

                                   SEMBLER FAMILY PARTNERSHIP #26,
                                   LTD., a Florida limited partnership


                                   BY:  SEMBLER RETAIL, INC., its Sole General
                                        Partner


                                        By: /s/ Gregory S. Sembler
                                            ------------------------------
                                               Name: GREGORY S. SEMBLER
                                                    ----------------------
                                               Its: Sr. Vice President
                                                    ----------------------

                                        3
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                               SECOND AMENDMENT TO
                        AGREEMENT FOR PURCHASER AND SALE

      THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this "Second Amendment") is made and entered into as of the 23rd day of April, 2004, by and between SEMBLER FAMILY PARTNERSHIP #26, LTD., a Florida limited partnership ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

      A. Seller and Purchaser previously entered into that certain Agreement for Purchase and Sale dated as of April 12, 2004 (the "Original Agreement"), as amended by that certain First Amendment to Agreement for Purchase and Sale dated as of April 19, 2004 (the "First Amendment"; and together with the Original Agreement, the "Agreement") with respect to certain real property and all improvements thereon commonly known as North Rivers Shopping Center, Charleston, South Carolina, and more particularly described in the Agreement.

      B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

      1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated, into the text of this Second Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Second Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

      2. INSPECTION PERIOD. Pursuant to Section 5 of the Original Agreement, as amended by the First Amendment, the Inspection Period is scheduled to expire on April 23, 2004. Seller and Purchaser hereby agree that the date upon which the Inspection Period shall expire is hereby extended from April 23, 2004 until April 26, 2004.

      3. CLOSING. Pursuant to Section 11.1 of the Agreement (as amended by the First Amendment), the Closing is scheduled to occur no later than April 23, 2004. Seller and Purchaser hereby agree that, subject to satisfaction of all conditions to closing contained in the Agreement (as amended by this Second Amendment), the Closing shall occur on April 26, 2004, and, accordingly, the Closing Date is hereby extended from April 23, 2004 to April 26, 2004.

      4. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

      5. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Second Amendment, this Second Amendment shall be deemed to be a part of the Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

NORTHRIVERS-SECOND AMENDMENT TO CONTRACT

      IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                   PURCHASER:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC, an Illinois corporation

                                   By: [ILLEGIBLE]
                                      ----------------------------------
                                         Name:
                                              --------------------------
                                         Its: SR. VP
                                              --------------------------

                                   SELLER:

                                   SEMBLER FAMILY PARTNERSHIP #26,
                                   LTD., A Florida limited partnership

                                   By:   SEMBLER RETAIL, INC., its Sole General
                                         Partner

                                         By:
                                            ------------------------------
                                               Name:
                                                    ----------------------
                                               Its:
                                                    ----------------------

NORTHRIVERS-SECOND AMENDMENT TO CONTRACT

      IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                   PURCHASER:

                                   INLAND REAL ESTATE ACQUISITIONS,
                                   INC., an Illinois corporation

                                   By:
                                      ----------------------------------
                                         Name:
                                              --------------------------
                                         Its:
                                              --------------------------


                                   SELLER:

                                   SEMBLER FAMILY PARTNERSHIP #26,
                                   LTD., a Florida limited partnership

                                   BY:   SEMBLER RETAIL, INC., its Sole General
                                         Partner


                                         By: /s/ Gregory S. Sembler
                                            ------------------------------
                                               Name:  Gregory S. Sembler
                                                    ----------------------
                                               Its: Sr. Vice President
                                                    ----------------------

                         AGREEMENT FOR PURCHASE AND SALE

               THIS AGREEMENT, made and entered into as of this 12th of April, 2004 (this "AGREEMENT"), by and between SEMBLER FAMILY PARTNERSHIP #26, LTD., a Florida limited partnership (the "SELLER") and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, or its nominee ("PURCHASER").

                              W I T N E S S E T H:

               In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.     PURCHASE AND SALE AGREEMENT.

               Subject to the terms and provisions hereof, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase, the following:

               1.1 Those certain parcels of land located at 7250 Rivers Avenue, in the City of North Charleston, Charleston County, South Carolina, as more particularly described in EXHIBIT A attached hereto (the "LAND"), together with all rights, privileges, members, licenses, and easements appurtenant to the Land (the "PROPERTY"); (ii) the buildings and other retail premises containing approximately 141,167 square feet in the shopping center known as "North Rivers Town Center", landscaping and other improvements located within or on the Land (the "IMPROVEMENTS") and all fixtures attached to the Improvements or located on the Land that are now or hereafter owned by Seller; (iii) all personal property, inventory, supplies and rights of Seller, if any, used exclusively in the maintenance or operation of the Property; (iv) all right, title and interest of Seller, as "landlord" or "lessor," in and to each lease of land and space within the Improvements (the "LEASES") and any guaranties and/or warranties associated with the Improvements (the "GUARANTIES"); and (v) all privileges, remedies, licenses, and appurtenances to the foregoing, now or hereafter existing and all other property, right, title or interest, tangible or intangible, personal or real, or otherwise owned by Seller which is located on the Land or within the Improvements. The Land and Improvements are depicted on the site plan attached hereto as EXHIBIT A-1. Expressly excluded from this Agreement and the purchase and sale hereunder are Outparcel A, ground leased to GMRI, Inc. (Smokey Bones), Outparcel D, ground leased to Rare Hospitality International, Inc. (Longhorn), Outparcel F, owned in fee by CEC Entertainment, Inc. (Chuck E Cheese), and the Target Building, owned in fee by the Target Corporation (Target) (collectively, the "Excluded Outparcels").

Section 2.     EFFECTIVE DATE.

               For all purposes herein, the "EFFECTIVE DATE" shall be the date of execution of this Agreement by Purchaser or Seller, whichever party is the last to sign, as evidenced by the dates next to each party's signature.

Section 3.     EARNEST MONEY/ESCROW AGREEMENT.

               3.1 INITIAL EARNEST MONEY. Contemporaneously with the execution of this contract, Purchaser has deposited with Chicago Title Insurance Company, whose address is 171 N. Clark Street, Chicago, Illinois, Attn: Nancy Castro (the "ESCROW AGENT") the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) (the "EARNEST MONEY"). Except to the extent expressly provided to the contrary in this Agreement, upon the expiration of the Inspection Period, the Earnest Money shall be deemed "at risk" and non-refundable to Purchaser, but shall be paid to Seller and credited against the Purchase Price at Closing.

               3.2 NATURE OF EARNEST MONEY. All deposits made pursuant hereto and deposited with Escrow Agent shall constitute the Earnest Money and shall be held, invested, and disbursed pursuant to the respective terms and provisions hereof. All interest and other income accrued on the Earnest Money shall be the property of Purchaser.

               3.3    EARNEST MONEY DISBURSEMENTS.

                      3.3.1 The Earnest Money may be held in an interest bearing account as Purchaser shall direct by instructions to the Escrow Agent. None of the interest accruing on the Earnest Money, if any, prior to closing shall be added to the Earnest Money (the Federal Tax Identification number of Purchaser is 36-3614035 and of Seller is 01-0583391). The Earnest Money shall be held, and disbursed, by the Escrow Agent in accordance with the terms of this Agreement. Unless otherwise herein provided, the Earnest Money shall be applied to the payment of the Purchase Price at the time of "Closing" (as hereinafter defined).

                      3.3.2 The Escrow Agent is acting as a stakeholder only with respect to the Earnest Money. If there is any dispute as to whether the Escrow Agent is obligated to deliver the Earnest Money or as to whom the Earnest Money is to be delivered, the Escrow Agent may refuse to make any delivery, and may continue to hold the Earnest Money until receipt of an authorization in writing, signed by both Seller and Purchaser, directing the delivery of the Earnest Money, or, in the absence of authorization, the Escrow Agent may hold the Earnest Money until a final determination of the rights of the parties in an appropriate judicial proceeding. If such written authorization is not given or a proceeding for such determination is not begun within thirty (30) days of the last day for the date of the Closing hereunder, the Escrow Agent may bring an appropriate action or proceeding for leave to deposit the Earnest Money in a court of competent jurisdiction pending such determination. The Escrow Agent shall be reimbursed for all costs and expenses of such action or proceeding, including, without limitation, reasonable attorneys' fees and disbursements, by the party determined not to be entitled to the Earnest Money. Upon delivery of the Earnest Money in the manner herein provided, the Escrow Agent shall have no further liability or obligation hereunder.

Section 4      PURCHASE PRICE.

               4.1    PURCHASE PRICE.

                      4.1.1 The purchase price for the Property shall be TWENTY MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($20,100,000.00) (the "PURCHASE PRICE").

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

                      4.1.2 At Closing, Purchaser shall pay the Purchase Price to Seller, subject to such credits, adjustments and prorations as are provided for herein, by Federal Funds wire transfer or other immediately available funds.

               4.2    PRORATIONS.

                      4.2.1. The following shall be apportioned with respect to the Property as of 12:01 a.m. on the day of Closing (the "PRORATION DATA"), as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

                               (a)    rents, pursuant to the terms of all
tenant leases (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases);

                               (b)    taxes (including personal property taxes
on the Personal Property) and assessments levied against the Property; provided, however, that taxes and assessments with respect to portions of the Property payable or reimbursable by Tenants in arrears (other than pro rata monthly payments) shall not be apportioned, except to the extent collected and related to periods of time after the Closing Date;

                               (c)    gas, electricity and other utility charges
for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing;

                               (d)    charges under the Surviving Service
Contracts (as defined in Section 8.3 herein); and

                               (e)    any other operating expenses or other
items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

                      4.2.2. Notwithstanding anything contained in the foregoing provisions:

                               (a)    At Closing, (i) Seller shall, at Seller's
option, either deliver to Purchaser all security deposits held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits, and (ii) Purchaser shall, subject to its review and approval during the Inspection Period, credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

                               (b)    Any taxes paid at or prior to Closing
shall be prorated based upon the amounts actually paid. If taxes and assessments for the current year have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before the Proration Date and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at

Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing.

                               (c)    Charges referred to in Section 4.2.1
above, which are payable by any tenant to a third party, shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such unpaid charges and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. Subject to Purchaser's review and approval during the Inspection Period, if Seller shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller.

                               (d)    Seller shall receive the entire advantage
of any discounts for any prepayment made by Seller of any taxes, water rates or sewer rents applicable to all pre-closing periods.

                               (e)    As to gas, electricity and other utility
charges referred to in Section 4.2.l(c) above, Seller may, after notice to Purchaser, elect to pay one or more or all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

                               (f)    The Personal Property, if any, is included
in this sale, without further charge, except that Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

                               (g)    Purchaser shall be responsible for the
payment of all Tenant Inducement Costs (as hereinafter defined) which become due and payable (whether before or after Closing) (i) as a result of any renewals or expansions of existing Leases (approved by Purchaser whose approval shall not be unreasonably withheld) between the Effective Date of this Agreement and the date of Closing, and (ii) under any new Leases (approved by Purchaser whose approval shall not be unreasonably withheld) entered into between the Effective Date of this Agreement and the date of Closing. At Closing, Seller shall be responsible for the payment of all Tenant Inducement Costs for Leases that were entered into by Seller before the Effective Date of this Agreement, and that are not the result of any renewals or expansions of existing Leases. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean tenant improvement costs, tenant improvement allowances, and broker commissions, and shall expressly exclude free rent, if any.

                               (h)    Unpaid and delinquent rent collected by
Seller and Purchaser after the date of Closing shall be delivered as follows:
(i) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of

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Closing and any period thereafter, and (ii) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that (iii) all rent received by Seller or Purchaser within the first fifteen (15) day period after the date of Closing shall be applied first to delinquent rentals, if any, in the order of their maturity, and then to current rentals, and (iv) all rent received by Seller or Purchaser after the first fifteen (15) day period after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a commercially reasonable effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. Seller may elect itself to collect any unpaid rents which were due as of the date of Closing by instituting a lawsuit or other collection procedures and Purchaser agrees to cooperate reasonably with same at no cost or expense to Purchaser; but Seller shall have no right to terminate any lease on account of such nonpayment or to commence any eviction, dispossessory or distraint proceedings with respect thereto. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as percentage rental payments, year end common area expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period prior to and as of the day of Closing, be prorated between Seller and Purchaser as of the Proration Date and Seller's portion thereof shall be remitted promptly to Seller by Purchaser and/or Purchaser's portion thereof shall be remitted promptly to Purchaser by Seller, as the case may be.

                      4.2.3 The provisions of this Section 4 shall survive Closing.

Section 5.     PURCHASER'S INSPECTION.

               5.1 INSPECTION. Purchaser shall have until April 19, 2004 (the "INSPECTION PERIOD"), during which Purchaser shall have the right to enter upon the Land and Improvements for the purpose of conducting such tests, studies, surveys and research of the Property as Purchaser shall determine; provided, however, that Purchaser shall not conduct interviews, speak with or meet with any tenants under the Leases without a representative of Seller being present and Purchaser shall strictly comply with Seller's right of entry as "Landlord" under the Leases so as not to disturb any tenant. Seller shall not be liable or responsible for any activities of Purchaser upon the Land and Improvements. Should a lien of any kind be filed against the Land or Improvements by reason of Purchaser's activities, Purchaser shall have the same canceled and discharged of record within ten (10) days after actual notice thereof. Purchaser shall, and does hereby agree to, indemnify, defend and hold Seller harmless from and against any actions, suits, liens, claims, damages, expenses, losses and liability arising out of the exercise of any such privileges by Purchaser (including without limitation, any rights or claims of materialmen or mechanics to liens on the Property), which indemnity, defense and hold harmless agreement shall survive Closing hereunder and any termination of this Agreement. Purchaser shall promptly restore the Land and Improvements to their condition on the date hereof to the extent practicable after all such tests or surveys. Prior to Purchaser or any of Purchaser's contractors or consultants entry on to the Property, Purchaser shall deliver to Seller a certificate of commercial general liability insurance covering Purchaser's activities on the Property, which insurance shall be in form, substance and amounts reasonably satisfactory to Seller, and the certificate shall evidence that Seller has been named as an additional insured party on such commercial general liability policy.

               5.2 INSPECTION OF DOCUMENTS. The right of inspection described in Section 5.1 above shall extend to, and include, the right to examine, and Seller agrees to make available, Seller's tenant files (which shall include all delinquency reports and any correspondence to or from any tenants). Purchaser acknowledges that Purchaser has received from Seller the majority of the documents listed on EXHIBIT B hereto (the "DUE DILIGENCE DOCUMENTS"). Notwithstanding anything contained in this Agreement to the contrary, as to all of the Due Diligence Documents, Seller makes no representation or warranty whatsoever as to the accuracy or completeness of any such documents. In addition, notwithstanding the foregoing, Purchaser acknowledges and agrees that Seller shall have no obligation to provide to Purchaser certain items of a confidential nature as well as certain items with respect to the Property which relate to parties which currently do not have any interest in the Property or which relate to matters which have been concluded, and none of which items or matters impose any present or future burden or obligation upon the ownership or operation of the Property (for example, Seller shall not provide to Purchaser Seller's files with respect to, or agreements entered into with, prior potential purchasers of the Property or prior space tenants of the Property, nor shall Seller provide to Purchaser a copy of Seller's legal files relating to the Property) except to the extent any of such files bear on the physical or environmental condition of the Property. Prior to the expiration of the Inspection Period, the parties agree in good faith to cooperate in delivering, reviewing and/or requesting any remaining Due Diligence Documents.

               5.3 TERMINATION. Purchaser may elect not to purchase the Property by delivering written notice of termination to Seller and the Escrow Agent on or before the last day of the Inspection Period. Within five (5) business days of receipt of any such timely notice, the Escrow Agent shall return the Earnest Money to Purchaser.

               5.4 DELIVERY OF REPORTS AND MATERIALS UPON TERMINATION OF AGREEMENT. In the event of any termination of this Agreement, Purchaser shall deliver to Seller the originals or photocopies of all items delivered by Seller to Purchaser pursuant to the provisions of this Section.

Section 6.     TITLE TO THE PROPERTY.

               6.1 TITLE EXAMINATION. Seller shall convey to Purchaser at Closing (i) fee simple title to the Property subject to any matters identified on Schedule B, Section 2 of any owner's title insurance policy delivered to Purchaser as part of the Due Diligence Documents and any other items reasonably approved by Purchaser during the Inspection Period (the "PERMITTED TITLE EXCEPTIONS"). Purchaser, at Purchaser's expense, shall obtain an ALTA title commitment for the Property (the "TITLE COMMITMENT") issued by a nationally recognized and reputable title insurance company (the "TITLE INSURER"). Purchaser may object to any item, exception or other matter shown on the Title Commitment or Survey (hereinafter defined in Section 7) (the "TITLE OBJECTIONS"). On or before two (2) business days prior to the expiration of the Inspection Period (the "OBJECTION PERIOD"). Purchaser shall notify Seller of any Title

Objection, which notice shall be accompanied by a copy of the Title Commitment and Survey and any other materials which evidence or disclose such objections to title. In the event that Purchaser fails to notify Seller of Title Objections before the expiration of the Objection Period, then notwithstanding any other provisions set forth herein, such failure to notify Seller timely shall constitute a waiver of such right to object to any such defects and this Agreement shall remain in full force and effect in accordance with its terms. Within two (2) business days following Seller's receipt of Purchaser's timely Title Objections, Seller shall notify Purchaser in writing whether or not it shall cure any of such Title Objections "SELLER'S CURE NOTICE"). If Seller notifies Purchaser that Seller does not intend to cure a Title Objection, Purchaser shall have the option of (i) accepting the conveyance of the Property subject to such Title Objection, or (ii) terminating this Agreement by providing written notice to Purchaser within two (2) business days following receipt of Seller's Cure Notice. Unless Purchaser shall elect to terminate this Agreement in accordance with the preceding sentence, such Title Objections shall be deemed to be Permitted Title Exceptions. Notwithstanding the foregoing, Purchaser may object to any matters of title which are reflected in any updated Title Commitment obtained by Purchaser, provided that any such matter was not shown on the original date of the Title Commitment. Seller shall have until the latter of the Closing Date or the date which is thirty (30) days after Seller's receipt of the Title Objections (in which case the Closing Date may be extended by Seller to accommodate such cure period), to correct any Title Objections which Seller shall have agreed to cure in Seller's Cure Notice, but Seller shall only be required to expend such money and take such other actions as may be necessary to satisfy and cause to be released of record at the Closing any Title Objections that are in the nature of a lien or other encumbrance to secure the payment of money, that arose through the actions of Seller (a "MONETARY LIEN"). If Seller shall have failed to cure any Title Objections that it affirmatively agreed to cure within the time allowed by this Section 6.1, then Purchaser, at its option exercised by written notice may:

                      6.1.1 terminate this Agreement and, if terminated prior to the expiration of the Inspection Period, receive a refund of its Earnest Money; or

                      6.1.2 waive such Title Objections and proceed to close the purchase and sale of the Property.

                      6.1.3 Seller shall have no obligation to cure any Title Objection(s) that are not Monetary Liens. If Seller notifies Purchaser that Seller does not intend to attempt to cure any Title Objection; or if, having commenced attempts to cure any Title Objection, Seller later notifies Purchaser that Seller will be unable to effect a cure thereof, Purchaser shall, within five (5) days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance of the Property subject to such Title Objection or to terminate this Agreement pursuant to Section 6.1.1 above. If this Agreement is terminated pursuant to Section 6.1.1, both parties shall be released from all liabilities and obligations under this Agreement and Escrow Agent shall refund the Earnest Money to Purchaser.

               6.2 ADDITIONAL PERMITTED TITLE EXCEPTIONS. Should Purchaser accept, by written waiver, its interest in the Property subject to matters in addition to the Permitted Title Exceptions, such additional matters shall be deemed to be Permitted Title Exceptions (whether or not such matters were previously raised as Title Objections).

               6.3 TITLE POLICY. Purchaser, at Purchaser's expense, may purchase an ALTA owner's policy of title insurance pursuant to which fee simple title to the Property shall be insured. Seller shall execute a standard form Owner's Affidavit sufficient to allow the Title Insurer to delete the standard preprinted exceptions (except those related to survey matters) in Purchaser's title insurance policy.

Section 7.     SURVEY.

               7.1 AS-BUILT SURVEY. Seller shall deliver to Purchaser an ALTA/ACSM survey of the Property (the "SURVEY") performed by a land surveyor duly registered under the laws of the State of South Carolina. Purchaser may, at Purchaser's sole cost and expense, update the Survey. The legal description of the Land as set forth in Seller's owner's policy of title insurance (less and except the Excluded Outparcels), shall be used in the Limited Warranty Deed executed and delivered at Closing. The Survey shall be certified substantially in the form of surveyor's certification set forth herein AS EXHIBIT C attached hereto and made a part hereof.

               7.2 SURVEY TITLE EXPECTATIONS. If the Survey reveals any matters which are not Permitted Title Exceptions, then Purchaser shall have those rights and remedies with respect hereto as are set forth in Sections 6.1 and 6.2 above.

Section 8.     REPRESENTATIONS AND WARRANTIES

               Seller hereby warrants and represents, to the best of Seller's knowledge (as hereinafter defined) but without any independent inquiry or investigation, as follows:

               8.1 RENT ROLL. Attached hereto as EXHIBIT D is a true, correct and complete rent roll for the Property received by Seller from Seller's property manager (the "RENT ROLL").

               8.2    LEASES - COMPLETE COPIES AND CERTAIN INFORMATION.

                      8.2.1 The copies of the fully executed Leases delivered by Seller to Purchaser are complete and accurate copies of all of the Leases affecting the Property, all of which are in full force and effect except as disclosed in writing by Seller to Purchaser, there are no written binding promises, agreements, understandings, or commitments between Seller and any tenant of any nature whatsoever other than as set forth in such copies of the Leases.

                      8.2.2 Except as shown on the Rent Roll, Seller has not received any written notice of termination or default under any of the Leases.

               8.3 SERVICE CONTRACTS. The maintenance or repair contracts, or other agreements (excluding the Leases, but including any contracts for the management of the Improvements) that are in force and effect and affect the Property or the operation, repair, or maintenance thereof (the "SERVICE CONTRACTS") are the complete copies of those within Seller's files. At Closing, Seller will terminate any Service Contracts which by their terms may be terminated except those which Purchaser elects in its discretion to assume in writing, and which by their terms may be assigned to Purchaser (the "SURVIVING SERVICE CONTRACTS"); provided that any Seller contract for management of the Property shall be terminated effective on the Closing Date.

               8.4 NO LITIGATION. Except as disclosed to Purchaser in writing, Seller has no actual knowledge of any pending or threatened litigation or proceeding by any organization, person, individual or governmental agency against Seller with respect to the Property.

               8.5 ASSESSMENTS. No assessments have been made against the Property that are unpaid (except ad valorem taxes for the current year), whether or not they have become liens.

               8.6    ENVIRONMENTAL MATTERS.

                      8.6.1 Except as disclosed in (i) the Due Diligence Documents; (ii) any specific reports or other materials delivered to Purchaser by Seller or otherwise disclosed to Purchaser in writing, Seller has no actual knowledge that the Property has ever been used and Seller has not used the Property, for the disposal, release, handling, treatment, or storage of any Hazardous Material in any quantity or form that would reasonably necessitate any corrective action under any Hazardous Material Law. Except as disclosed in writing by Seller to Purchaser, Seller has received no written notice of pending or threatened claims, actions, suits, or proceedings related to the Property regarding (a) the disposal or release of solid, liquid, gaseous waste into the environment, (b) the treatment, storage, disposal, release or other handling of any Hazardous Material, (c) the placement of structures or materials into waters of the United States, or (d) any alleged violation of any Hazardous Material Law. Except as disclosed in writing to Purchaser, to Seller's knowledge, there are no underground tanks or any other underground storage facilities located on the Property. Seller shall and hereby agrees to indemnify Purchaser against, and agrees to hold Purchaser harmless from and against, any and all losses, costs and expenses (including, without limitation, attorneys' fees and court costs) that arise out of or are related to, the failure of the representations contained in this Section to be true, correct and accurate in all material respects.

                      8.6.2 "HAZARDOUS MATERIALS" as such term is used in this Section means any hazardous or toxic substance, material or waste, regulated or listed pursuant to any federal, state or local environmental law, including without limitation, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conversation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.

               8.7 DISCLOSURES. Any disclosure by Seller of a material change in any of the representations or warranties made by Seller contained in this
Section 8 shall be in writing and shall be delivered in accordance with Section 16 below. Purchaser agrees to notify Seller in writing within ten (10) days of the date Purchaser becomes aware of any matter which would cause any representation or warranty to be untrue in any material respect. Failure by Purchaser to notify Seller within the aforesaid ten (10) day period shall be deemed an acceptance by Purchaser of such matter. Should there be any material adverse change in any representation which results in negative consequences to the operation and/or ownership of the Property and (i) results from an occurrence or condition that arises after expiration of the Inspection Period;
(ii) for which proper Disclosure is made by Seller; and (iii) which change did not arise through an affirmative act of the Seller, Purchaser shall have the right to terminate this Agreement.

               8.8 KNOWLEDGE DEFINED. References to the "knowledge" of Seller shall refer only to the actual knowledge of the Designated Employees (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Employees" shall refer to the following persons: Ron Wheeler.

               8.9 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth in Section 8 as updated by any certificate delivered to Purchaser at Closing in accordance with Section 11 hereof, shall survive Closing for a period of six (6) months. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) unless it is determined that any of the foregoing representations and warranties of Seller were not accurate in any material respect as of the date hereof or as of the date of Closing, and Seller had "knowledge" (as defined in this Article 8) of such inaccuracy as of the date hereof, (b) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (c) unless the valid claims for all such breaches collectively aggregate more than Twenty Five Thousand and 00/100 Dollars ($25,000.00), in which event the full amount of such claims shall be actionable, and (d) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said six (6) month period and an action shall have been commenced by Purchaser against Seller within thirty (30) days after the termination of the survival period provided for above in this
Section 8.9. Purchaser agrees to first seek recovery under any insurance policies, service contracts and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies, service contracts or Leases. As used herein, the term "Cap" shall mean the total aggregate amount of Two Hundred Fifty Thousand and No/100 ($250,000.00). In no event shall Seller's aggregate liability to Purchaser for breach of any representation or warranty of Seller in this Agreement or the certificate to be delivered by Seller at Closing pursuant to
Section 11.2 hereof exceed the amount of the Cap.

               8.10 PROPERTY CONVEYED "AS IS". EXCEPT AS EXPRESSLY SET FORTH HEREIN, IT IS UNDERSTOOD AND AGREED THAT SELLER DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE LIMITED WARRANTY DEED TO BE DELIVERED AT CLOSING), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, INGRESS OR EGRESS, PROPERTY VALUE, OPERATING HISTORY, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY. BUYER AGREES THAT WITH RESPECT TO THE PROPERTY, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR OF SELLER'S BROKERS, AGENTS, OR EMPLOYEES NOT EXPRESSLY STATED HEREIN. PURCHASER REPRESENTS THAT IT IS A

KNOWLEDGEABLE BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME, AND, UPON CLOSING, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTIONS AND INVESTIGATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS," WITH ALL FAULTS, AND, EXCEPT AS EXPRESSLY SET FORTH HEREIN, THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER OR ANY THIRD PARTY (EXCEPT THE LIMITED WARRANTY OF TITLE AND AS SPECIFICALLY SET FORTH HEREIN). THE TERMS AND CONDITIONS OF THIS PARAGRAPH SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN.

Section 9.     LEASES, GUARANTIES AND SERVICE CONTRACTS.

               9.1 PRESERVATION OF LEASES AND OTHER AGREEMENTS. Except as set forth herein, so long as this Agreement shall not have terminated, Seller shall not enter into, execute, or otherwise commit to the execution of any Lease, service agreement or any other agreement with respect to the occupancy, sale or upkeep of the Improvements or the Land from and after the end of the Effective Date without Purchaser's consent, which shall not be unreasonably withheld, delayed or conditioned. If Purchaser fails to withhold its consent in writing, within five (5) days following receipt of a request for execution of a Lease, then Purchaser's consent to such Lease shall be deemed granted. Seller shall, from and after the Effective Date of this Agreement to the Closing Date, perform and discharge all of the material duties and obligations and shall otherwise comply with every material covenant and agreement of the "landlord" or "lessor" under the Leases, of the "owner" of the Property under the Service Contract, and of the "borrower" under any loan documents with respect to the Property.

               9.2 TENANT ESTOPPEL CERTIFICATES. No later than three (3) business days prior to Closing, Seller furnish Purchaser with Conforming Estoppel Certificates from all tenants under the Leases and parties to reciprocal and/or operating easement agreements; provided, however, that a Seller Estoppel Certificate shall be acceptable for up to a total of three (3) tenants in all of Building B, Building C and Building E (as shown on the Site
Plan). As used in this Agreement, the term "Conforming Estoppel Certificate" means any estoppel certificate that is delivered to Purchaser in the form of EXHIBIT E (or such other estoppel certificate complying with the terms of any particular lease) which does not contain any modification or addition that is materially adverse to Purchaser and which does not reveal any default under the affected lease or condition which, with notice or the passage of time, would constitute a default. As used in this Agreement, the term "Seller Estoppel Certificate" means a certificate executed and delivered by Seller which contains the same information with respect to any affected lease as would the requested Conforming Estoppel Certificate. Any estoppel certificate which is not a Conforming Estoppel

Certificate or a Seller Estoppel Certificate, but which is not expressly disapproved by Purchaser in writing within three (3) business day after Purchaser's receipt thereof, shall constitute a Conforming Estoppel Certificate. In the event Seller delivers a Seller Estoppel Certificate and later obtains a Conforming Estoppel Certificate with respect to the same lease, then upon delivery of the Conforming Estoppel Certificate to Purchaser (whether before or after Closing), Seller shall be automatically and fully released and discharged from any and all liability then or thereafter arising with respect to the Seller Estoppel Certificate.

               9.3 OPERATION AND EASEMENT AGREEMENT ESTOPPEL CERTIFICATES. No later than three (3) business days following the Effective Date of this Agreement, Seller shall forward to all parties subject to that certain Operation and Easement Agreement between Target Corporation and Sembler Family Partnership #26, Ltd. recorded in Book E426, Page 686 of the RMC Office for Charleston County, as amended by that certain First Amendment to Operation and Easement Agreement between Target Corporation and Sembler Family Partnership #26, Ltd, an OEA Estoppel Certificate in the form attached hereto as EXHIBIT F and request that said parties forward such forms to Purchaser at their earliest convenience. Receipt of an executed OEA Estoppel Certificate shall not be a condition to Closing, nor a required Closing Document.

Section 10.    ADDITIONAL COVENANTS.

               From and after the Effective Date of this Agreement, through the time of Closing or earlier termination of this Agreement by Purchaser pursuant to Section 6, Seller shall (i) cause the Property to be maintained in accordance with the standards of maintenance currently being applied with respect to the Property; (ii) keep in full force and effect the existing fire the "all risk" insurance coverage on the Property and public liability insurance with respect to damage or injury to persons or property occurring on the Improvements or the Land in not less than the amounts maintained by Seller as of the Effective Date of this Agreement; (iii) use commercially reasonable efforts to comply with the requirements of all laws, orders, ordinances, rules, and regulations of any governmental authority, or agency having jurisdiction over the Property; and
(iv) except as otherwise set forth in set forth in this Agreement, not enter into any new conveyance, security document, easement, or other agreement that would affect the Property subsequent to Closing without Purchaser's prior written consent, which may not be unreasonably withheld.

Section 11     CLOSING.

               11.1 TIME AND PLACE. Provided that all of the conditions to Purchaser's performance set forth in this Agreement are theretofore fully satisfied or performed or otherwise waived expressly and in writing by Purchaser, the closing and consummation of the transactions contemplated herein (the "CLOSING") shall be held at the offices of Seller's counsel, Sutherland Asbill & Brennan LLP, at 999 Peachtree Street, N.E., Atlanta, Georgia 30309-3996, or through escrow utilizing the Escrow Agent upon such terms as Purchaser and Seller may agree, at such time and date as Purchaser shall designate to Seller in writing, provided, however, the Closing shall be no later than April 19, 2004 (except as may be extended by Seller to cure the Title Objections as provided in Section 6) and no earlier than three (3) business days after written notice from Purchaser establishing such date and time of Closing (the "CLOSING DATE"). In the event the Purchaser fails to designate the date, time and place of Closing in accordance with the terms of this Agreement, then the Closing shall be held at 10:00 A.M. EST at the offices of Seller's counsel in Atlanta, Georgia, at the address set forth above on the last date that Closing can be held pursuant to the terms of this Agreement.

               11.2 CLOSING DOCUMENTS. For and in consideration of, and as a condition precedent to Purchaser's delivery to Seller of the Purchase Price, Seller shall deliver at Seller's expense (all of which shall be duly executed and acknowledged where required and shall survive the Closing), the following (collectively, the "CLOSING DOCUMENTS"):

                      11.2.1 A Limited Warranty Deed conveying to Purchaser good and marketable fee simple title to the Property, subject only to the Permitted Title Exceptions;

                      11.2.2 A limited warranty bill of sale, without warranty or representation, in a form reasonably acceptable to Purchaser, transferring to Purchaser all of the intangible rights related to the Other Property;

                      11.2.3 An Assignment of Leases and Guaranties in a form reasonably acceptable to Purchaser and Seller transferring to Purchaser all right, title and interest of the "landlord" or "lessor" in and to the Leases and Guaranties and providing (i) that Seller indemnifies Purchaser against and agrees to hold Purchaser harmless from and against any and all liabilities, obligations, losses, costs, and expenses associated with the performance of the "landlord" or the "lessor" for the period prior to Closing under any Lease, and providing (ii) that Purchaser indemnifies Seller against and agrees to hold Seller harmless from and against any and all liabilities, obligations, losses, costs and expenses associated with the performance of the "landlord" or the "lessor" under all Leases for the period from and after the Closing;

                      11.2.4 An Owner's Affidavit in form and content satisfactory to the Title Insurer to eliminate any standard preprinted exceptions (except those relating to survey matters) in any policy of title insurance purchased by Purchaser at the Closing;

                      11.2.5   The Conforming Estoppel Certificates;

                      11.2.6   The Seller Estoppel Certificates, if applicable;

                      11.2.7 Each Lease and Surviving Service Contract in Seller's files;

                      11.2.8 All of the keys to any door or lock on the Property and the original tenant files;

                      11.2.9 A notice from Seller to each tenant of the sale of the Property to Purchaser in the form attached hereto as EXHIBIT G;

                      11.2.10 The Certificate of Representations signed by Seller and delivered to Purchaser at the Closing which restates and reaffirms all of the representations and warranties of Seller contained in this Agreement, subject to such disclosures as may have been made by Seller and approved by Purchaser pursuant to Section 8 hereof. In no event shall Seller be liable to Purchaser for, or be deemed to be in default by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective

Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; PROVIDED, HOWEVER, that the occurrence of a change that is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the conditions set forth in Section 12.1 below; if, despite changes or other matters described in such Certificate, the Closing occurs, Seller's representations or warranties set forth in this Agreement, shall be deemed to have been modified by all statements made in such certificate;

                      11.2.11 An affidavit given in conjunction with the sale of real estate pursuant to SC Code Section 12-8-580 (and related Revenue Rulings and Advisory Bulletins), a form of which affidavit is attached hereto as EXHIBIT H and made a part hereof. If, pursuant to such affidavit, Seller does not establish that it is exempt from withholding under SC Code Section 12-8-580 (and the related Revenue Rulings and Advisory Bulletins), then Purchaser shall withhold and forward to the South Carolina Department of Revenue a portion of the Purchaser Price in an amount sufficient to fully satisfy and discharge Purchaser's withholding obligations under SC Code Section 12-8-580 and SC Revenue Advisory Bulletin #02-6.

                      11.2.12 Such documents and certificates as Purchaser or the Title Insurer may reasonably require to establish the authority of the parties executing any documents in connection with this transaction;

                      11.2.13 A settlement statement which shall set forth the Purchase Price and any adjustments thereto and the various costs, credits prorations, escrows and other financial aspects of the transaction contemplated herein or otherwise agreed upon by the parties in connection with this transaction (the "SETTLEMENT STATEMENT"): and

                      11.2.14 To the extent assignable and available, an assignment, at no cost or expense to Purchaser, for applicable HVAC, roof, parking lot and landscaping warranties for materials and workmanship.

                      11.2.15 An executed audit cooperation letter and audit representation letter substantially in the forms attached hereto as EXHIBITS I and J respectively.

               11.3 DELIVERY OF PURCHASE PRICE. Subject to the other terms hereof, Purchaser shall pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 4.1 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price. Purchaser and Seller agree to use their respective best efforts to consummate the closing of the transaction contemplated hereby so that Seller's sales proceeds may be confirmed as received by Seller on the Closing Date. In the event the closing of the transaction and the disbursal of Seller's sales proceeds shall not have been received by Seller, which receipt shall be confirmed by a Federal wire transfer reference number, on the Closing Date, then Seller may, at Seller's discretion, either adjourn the consummation of the Closing to the next ensuing day and cause the Settlement Statement and prorations thereon to be updated through the next ensuing day accordingly, or, alternatively, proceed to cause the Closing Documents to be executed and delivered by Seller to Purchaser and, cause the Settlement Statement and prorations reflected thereon to be updated to the next ensuing day and require Purchaser, and Purchaser agrees, to remit additional proceeds to Seller pursuant to such updated Settlement Statement prorations.

               11.4   COSTS.

                      11.4.1. Seller shall pay only the fees of any counsel representing it in connection with this transaction.

                      11.4.2. Purchaser shall pay: (a) the fees of any counsel representing Purchaser in connection with this transaction; (b) the fees for recording the Limited Warranty Deed, if any) conveying the Property to Purchaser; (c) the cost of updating the Survey; (d) the title insurance premium for Purchaser's owner's policy of title insurance; (e) the title search fee related to the issuance of the Title Commitment; (f) any fees and expenses charged by Escrow Agent; (h) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and (g) any other costs incurred in connection with Closing.

                      11.4.3. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

Section 12.    CONDITIONS AND DEFAULT.

               12.1 PURCHASER'S CONDITIONS. All of the following shall be conditions to Purchaser's performance hereunder and must be satisfied, or waived by Purchaser, at or prior to the Closing:

                      12.1.1 Any conditions regarding title to the Property set forth in Sections 6 and 7 above shall have been satisfied.

                      12.1.2 Subject to any disclosures to which Purchaser has not objected, the representation and warranties of Seller set forth in Section 8 above shall be true and complete in all material respects.

                      12.1.3 Seller shall have executed and delivered the documents and instruments contemplated by Section 11.2 above.

                      12.1.4 All tenants under the Leases set forth on the Rent Roll attached hereto as EXHIBIT D shall have accepted possession and shall be open for business in their premises, paying full rent and reimbursements, as set forth on EXHIBIT D.

               12.2   DEFAULT.

                      12.2.1 In the event of default by Purchaser under this Agreement, Seller's sole remedy shall be to retain the Earnest Money as liquidated damages, in which event this Agreement shall become null and void, and all parties hereto shall thereupon be released of all further liability hereunder, except for any liability of Purchaser under any indemnity pursuant to any Section hereof, that by its terms survives any termination of this Agreement. It is hereby agreed that, without resale, Seller's damages will be difficult to ascertain and that the Earnest

Money constitutes a reasonable liquidation thereof and is intended not as a penalty, but as full liquidated damages. Seller agrees that, except with respect to any action to recover under any indemnification/hold harmless agreement expressly set forth in this Agreement, in the event of a default by Purchaser, it shall not initiate any proceeding to recover damages from Purchaser in excess of the Earnest Money, and Purchaser agrees that in the event of its default, it shall not initiate any proceeding challenging Seller's right to keep the full amount of the Earnest Money as liquidated damages.

                      12.2.2 In the event that Seller fails or refuses to close the transaction contemplated by this Agreement, Purchaser shall be entitled to terminate this Agreement (except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement) by the delivery to Seller of notice of such termination and to receive from Escrow Agent immediate payment of the Earnest Money, and, if Purchaser has theretofore complied with all of Purchaser's obligations under this Agreement, Purchaser shall also be entitled, as its sole and exclusive additional remedy hereunder, to sue Seller for specific performance of this Agreement and to seek recovery for the expenses incurred in such suit, not to exceed $25,000.00. Except with respect to any right, obligation or liability which survives termination of this Agreement (as to which Purchaser shall be entitled to exercise any and all rights and remedies at law or in equity), Purchaser's rights to so terminate this Agreement, receive payment of the Earnest Money as aforesaid and sue for specific performance as aforesaid are Purchaser's sole and exclusive remedies in the event of default hereunder by Seller, and Purchaser hereby waives, relinquishes and releases any and all other rights and remedies, including, but not limited to: (1) any right to sue Seller for damages, and (2) any other right or remedy which Purchaser may otherwise have against Seller either at law, in equity or otherwise.

Section 13.    CONDEMNATION OR DESTRUCTION.

               If at any time prior to the Closing all or any material portion of the Property is destroyed or damaged as a result of fire or any other cause whatsoever, or taken by condemnation or eminent domain or any proceeding in condemnation or eminent domain or Seller becomes aware of the threat of such taking, Seller shall promptly give written notice thereof to Purchaser. Seller shall bear all risk of loss or damage to the Property and Other Property by fire, other casualty or condemnation prior to the Closing. Any insurance proceeds or condemnation award, not applied to the restoration of the Property and the Improvements prior to the Closing will be credited against the Purchase Price at the Closing. Purchaser's sole remedy in the event of such a casualty or condemnation prior to the end of the Inspection Period shall be to terminate this Agreement in accordance with Section 6 above and with respect to a casualty or condemnation after the end of the Inspection Period shall be to accept an assignment of any insurance proceeds or condemnation awards made or to be made in connection therewith.

Section 14.    ASSIGNMENT.

     Without the prior written consent of Seller, Purchaser shall not, voluntarily or by operation of law sell, assign, transfer, convey, hypothecate or otherwise assign to any transferee or transferees all or any part of its rights under this Agreement and any such attempted assignment shall be void AB INITIO. Notwithstanding any provisions to the contrary, whether express or implied, Purchaser shall have the right to cause Seller to convey the Property to a nominee of Purchaser, which nominee shall be designated in writing by Purchaser by the delivery to Seller of a written assignment of this Agreement pursuant to which Purchaser's obligations hereunder are expressly assumed by such assignee and by delivery to Seller of evidence reasonably satisfactory to Seller of the valid legal existence of Purchaser's assignee, its qualification to do business in the State of South Carolina and of the authority of Purchaser's designee to execute and deliver any and all documents required of Purchaser under the terms of this Agreement, which items shall be actually received by Seller not less than three (3) business days prior to the Closing Date; notwithstanding the foregoing, the exercise of such right by Purchaser shall not relieve Purchaser of any of its obligations and liabilities hereunder including obligations and liabilities which survive the Closing or the termination of this Agreement. Except as hereinabove provided, Purchaser may not assign its rights under this Agreement without the prior written approval of Seller, which approval Seller may withhold in its sole discretion.

Section 15.    BROKERAGE COMMISSION.

               As long as the transaction contemplated by this Agreement closes, Seller shall pay a broker's commission to The Sembler Company (the "Broker") pursuant to the terms of a separate agreement between Seller and Broker. Seller and Purchaser hereby represent each to the other that, except as set forth in the immediately preceding sentence, they have not discussed this Agreement or the subject matter thereof with any real estate broker, agent, or salesman, so as to create any legal right in any such broker, agent, or salesman to claim a real estate commission or similar fee with respect to the conveyance of the Property and the other transactions contemplated by this Agreement. Seller and Purchaser hereby indemnify each other against and agree to hold each other harmless from and against any and all claims (including, without limitation, court costs and attorneys' fees incurred in connection with any such claims) for any real estate commissions or similar fees arising out of or in any way connected with any claimed agency relationship with the indemnitor and relating to the conveyance of the Property and the other transactions contemplated by this Agreement.

Section 16.    NOTICES.

               Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be sent by (a) overnight courier, (b) hand delivery or (c) facsimile transmission (with a "hard copy sent by either of the methods provided in (a) or (b) above), to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith. The effective date of any notice shall be the date of actual receipt in the case of a notice which is hand delivered or sent by overnight courier service, the date of transmission in the case of a notice which is sent by facsimile (with confirmation sheet) or the date of receipt or rejection as evidenced by the return receipt if sent by registered or certified mail:

               SELLER:                Sembler Family Partnership #26, Ltd.
                                      c/o The Sembler Company
                                      5858 Central Avenue
                                      St. Petersburg, Florida 33707
                                      Attn: Mr. Craig Sher
                                      Telephone: (727) 384-6000
                                      Fax: (727) 343-4272

               WITH A COPY TO:        Sutherland Asbill & Brennan LLP
                                      999 Peachtree Street, N.E.
                                      Atlanta, Georgia 30309-3996
                                      Attn: Michael G. Kerman
                                      Telephone: (404) 853-8326
                                      Fax: (404) 853-8806

               PURCHASER:             Inland Real Estate Acquisitions, Inc.
                                      2901 Butterfield Road
                                      Oak Brook, Illinois 60523
                                      Attn: Joseph Cosenza, Vice Chairman
                                      Telephone: (630) 218-8000
                                      Fax: (630) 218-4935

               WITH A COPY TO:        The Inland Real Estate Group, Inc.
                                      2901 Butterfield Road
                                      Oak Brook, Illinois 60523
                                      Attn: Michael Moran, Esq.
                                      Telephone: (630)645-2085
                                      Fax: (630) 218-4900

Section 17.    MISCELLANEOUS.

               17.1 RULES OF CONSTRUCTION. This Agreement shall be construed and interpreted under the laws of the State of South Carolina. The titles of sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions herein. All references herein to the singular shall include the plural, and vice versa. If any party to this Agreement is made up of more than one person or entity, then all such persons and entities shall be included jointly and severally, even though the defined term for such party is used in the singular in this Agreemen. If any time period under this Agreement ends on a day other than a Business Day (as hereinafter defined), then the time period shall be extended until the next business day. The term "Business Day" shall mean Monday through Friday excluding holidays recognized by the state government of the State in which the property is located. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this

Agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated.

               17.2 ENFORCEMENT. In the event any claim is asserted by or against any of the parties hereto with respect to this Agreement or the subject matter hereof, the party or parties prevailing in any litigation resulting from such claim shall be entitled to receive attorneys' fees incurred by such prevailing party or parties in such litigation from the party or parties who fail so to prevail.

               17.3 NO WAIVER. Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

               17.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein or incorporated herein by reference shall be of any force or effect.

               17.5 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.

               17.6 AMENDMENTS. No amendment to this Agreement shall be binding on any of the parties hereto unless such amendment is in writing and is executed by the party against whom enforcement of such amendment is sought.

               17.7   TIME OF ESSENCE. Time is of the essence of this Agreement.

               17.8 POSSESSION. Possession of the Property shall be granted as of the date of Closing, subject to the Permitted Title Exceptions.

               17.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

               17.10 NO RELIANCE ON DOCUMENTS. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby except with respect to materials, data or information which are created by Seller. Except as otherwise provided in the preceding sentence, Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

               17.11 CONFIDENTIALITY. Purchaser agrees that the terms and conditions of this Agreement and all other matters related thereto are confidential and that Purchaser shall not, without the prior written consent of Seller, disclose the terms and conditions of this Agreement to any parties except (a) parties owning an interest in the Property and whose interest will be affected by the transfer of the Property to Purchaser, (b) Purchaser's lawyers, accountants, and other professionals engaged by Purchaser to assist in the transfer of the Property, and (c) disclosure as required by applicable law. In the event of any such communication permitted by the preceding sentence, Purchaser agrees to obligate the parties to such communication to be bound by the same confidentiality requirements set forth herein. This provision shall not survive Closing.

               17.12 PARTIAL INVALIDITY. If all or any portion of any of the provisions of this Agreement shall be declared invalid by laws applicable thereto, then the performance of said offending provision shall be excused by the parties hereto; provided, however, that, if the performance of such excused provision materially affects any aspect of this transaction, then the party hereto for whose benefit such excused provision was inserted in this Agreement shall have the right, exercisable by written notice given to the other party within ten days after such provision is so declared invalid, to terminate this Agreement.

               17.13 MEMORANDUM OF AGREEMENT. In no event shall this Agreement or any memorandum hereof be recorded in the public records of the place in which the Property is situated, and any such recordation or attempted recordation shall constitute a breach of this Agreement by the party responsible for such recordation or attempted recordation.

               17.14 EXHIBITS. The exhibits referred to in and attached to this Agreement are incorporated herein in full by reference.

               17.15 TAX FREE EXCHANGE. Each party hereby agrees to take any and all actions at Closing as are reasonably necessary to help the other to effectuate a like-kind exchange of the Property pursuant to Section 1031 of the Code, including, but not limited to (i) entering into a like-kind exchange trust agreement authorized by a "qualified intermediary" acceptable to Purchaser and Seller to effectuate a like-kind exchange of the Property, which agreement shall be in the form and substance sufficient to allow such party's exchange of the Property to qualify as a tax-free exchange under Section 1031 of the Code, and (ii} paying to the qualified intermediary the cash at Closing for the Property in accordance with the instructions of the intermediary; provided, however, that in no event shall the non-requesting party be required to take title to any other real property or to incur any additional expenses or liability in order to effectuate the like-kind exchange or to enter into any other agreement to effectuate such exchange. The requesting party, whether Seller or Purchaser, agrees to indemnify, defend and hold the other party harmless from and against any and all costs, expenses, claims and other liabilities of any kind arising with regard to the effectuation of a tax free exchange as described herein. Notwithstanding anything to the contrary provided herein, the non-requesting party makes no representations or warranties as to the tax treatment for the transaction contemplated hereby or the ability of the transaction contemplated to qualify for like-kind exchange treatment pursuant to Section 1031 of the Code. In the event both parties desire to effectuate a like-kind exchange as described herein, each party shall pay any and all costs associated with their respective transactions.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the parties hereto have caused their duly authorized officer or agent to sign and seal this Agreement, effective as of the day and year first above written.


                           SELLER:

                           SEMBLER FAMILY PARTNERSHIP #26, LTD., a
                           Florida limited partnership

                           By: Sembler Retail, Inc., a Florida corporation, its
                               general partner

                               By:
                                   ----------------------------
                               Name:
                                    ---------------------------------
                               Title:
                                     --------------------------------

                           Date of Execution:
                                             ---------------------


                           PURCHASER:

                           INLAND REAL ESTATE ACQUISITIONS, INC.
                           an Illinois corporation

                           By:  /s/ [ILLEGIBLE]
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:   SR V.P.
                                 ------------------------------

                           Date of Execution:  4/12/04
                                             ---------------------

     IN WITNESS WHEREOF, each of the parties hereto have caused their duly authorized officer or agent to sign and seal this Agreement, effective as of the day and year first above written.


                           SELLER:

                           SEMBLER FAMILY PARTNERSHIP #26, LTD., a
                           Florida limited partnership

                           By: Sembler Retail Inc., a Florida corporation, its
                               general partner

                               By: /s/ Craig Sher
                                   ----------------------------
                               Name: Craig Sher
                                    ---------------------------------
                               Title: President
                                     --------------------------------

                           Date of Execution: 4/12/04
                                             ---------------------


                           PURCHASER:

                           INLAND REAL ESTATE ACQUISITIONS, INC.
                           an Illinois corporation

                               By:
                                   --------------------------------
                               Name:
                                    -------------------------------
                               Title:
                                     ------------------------------

                               Date of Execution:
                                                 ---------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

     Escrow Agent has executed this Agreement for the sole purpose of acknowledging and agreeing to the terms of Section 3.


                               CHICAGO TITLE INSURANCE COMPANY


                               By:
                                  --------------------------------
                               Name:
                                    -------------------------------
                               Title:
                                     ------------------------------

                               Date of Execution:
                                                 ------------------

                              SCHEDULE OF EXHIBITS


Exhibit A - Legal Description of Property

Exhibit B - Due Diligence Checklist

Exhibit C - Form of Surveyor's Certificate/Survey Requirements

Exhibit D - Rent Roll

Exhibit E - Conforming Estoppel Certificate

Exhibit F - OEA Estoppel Certificate

Exhibit G - Tenant Letter

Exhibit H - South Carolina Seller's Affidavit

Exhibit I - Audit Cooperation Letter

Exhibit J - Audit Representation Letter

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF THE LAND

                                [TO BE INSERTED]

                                   EXHIBIT "B"

                             DUE DILIGENCE DOCUMENTS


To the extent such information is available:

A.   FINANCIAL INFORMATION

     1.   Copy of leases and any guarantees

     2.   Current Rent Roll

     3.   Standard Lease Form

     4.   Latest Leasing Report

     5. Summary of Recent Lease Transactions Including Rate and Tenant Improvement Allowances

     6.   List of Current Tenants on % Rent only or % Rent in lieu basis

     7.   List of Specialty License Agreements

     8.   2003 operating statement (new center) and preliminary year-to-date

     9.   Prior Year's Limited General Ledger Statement and Year-to-Date
          Statement

     10.  Last year's bills for:

          a.   Real estate taxes

          b.   Insurance

               1) Liability

               2) Property

          c.   Reconciliations for CAM/taxes/insurance

          d. Statement of Currently Monthly Amounts paid by tenants for CAM/taxes/insurance plus a year-to-date balance of amounts paid by each tenant

     11.  Information related to any recent CAM or Tax Audits

     12.  Base rent collected in previous calendar year period by tenant

     14.  Physical occupancy for last 5 years prior to purchase

     15.  Aging report

     16.  Tenant sales reports for last year

     17.  Tenant Financial Statements in Seller's possession, if any

     18. Lease Expirations next three years - status of expirations, with kick-outs

     19.  Description and Breakdown of Promotional Income and Marketing Fund

     20.  Leasing Plan

B.   EXPENSE INFORMATION

     1. Report for past 12 mos. showing proof of payments for utility bills for:

          a.   Water

          b.   Gas

          c.   Electric

          d.   Telephone & dedicated lines

     2. Copies of all service agreements or contracts that encumber the property

          a.   Fire/Burglar Alarm

          b.   Antenna Cable/Satellite Dish

          c.   Cleaning - Parking/Sweeping/Waste Removal

          d.   Exterminating

          e.   Landscaping

          f.   Scavenger

          g.   Security Service

          h.   Snow Removal

          i.   Towing

          j.   Union Contracts

          k.   Elevator

          l.   Uniform Rental

          m.   Water Softeners

          n.   Leasing

          o.   Management

          p.   Advertising

          q.   Tax Reduction Legal Fees

          r.   Any other service contracts or leases not cancelable in 90 days

     3.   Capital Improvements

c.   ENVIRONMENTAL SOILS REPORTS

     1.   Phase I Environmental Assessment prepared by _________________ dated
          _________________

     2. Limited Phase II Environmental Assessment prepared by ________________ dated _________________

     3.   Geotechnical Exploration prepared by _________________ dated
          _________________

     4.   Additional Soil and Groundwater prepared by _________________ dated
          _________________

D.   STAFFING

E.   SITE INSPECTIONS

     1.   Inspection Report

     2.   Photo attached

F.   MISCELLANEOUS

     1.   Code violations

     2. Easement/encumbrances; restrictive easement agreements/operating easement agreements

     3.   Warranties

     4.   Current Tenant Contact List

     5.   Certificates of insurance from tenants

     6.   Current Insurance Policies (Building and Common Area)

          a.   Property

          b.   Liability

          c.   Umbrella

          d.   Environmental

     7.   Copy of Management Agreement

     8.   Recent 3rd Party Appraisal

     9.   Marketing/Leasing Brochures

     10.  Survey

     11.  Site Plan

     12.  Building Photographs and Aerials

     13.  Certificates of Occupancy

     14.  Zoning Letter

     15.  Building Plans and Specifications

     16.  Seller's existing title insurance policy for the Property

                                   EXHIBIT "C"

               Form of Surveyor's Certificate/Survey Requirements


                            SURVEYOR'S CERTIFICATION


     I/We hereby certify to INLAND REAL ESTATE ACQUISITIONS, INC., ____________, ______________________________ (Lender) and __________________________ (Name of
Title Insurance Company) that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in ____________________ County, __________________________

(according to Commitment for Title Insurance Number ________________ , dated __________________,

2004, issued ________________________________), are accurately reflected hereon,
(c) this survey accurately depicts the state of facts as they appear on the ground, (d) except as shown hereon, there are no improvements, encroachments, fences or roadways on any portion of the property reflected hereon, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR
Section 1909.1), as amended (such determination having been made from a personal review of flood map number _____________, which is the latest available flood map for the property), (g) the title lines and lines of actual possession are the same, (h) all utility services required for the operation of the property either enter the property through adjoining public streets or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains ___________ acres and _____________ parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with "MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS" jointly established and adopted by American Land Title Association ("ALTA") and American Congress on Surveying and Mapping ("ACSM") in 1999 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 3, 4, 6, 7(a-c), 8-11 and 13 of Table A thereof.


Dated: ______________, 2004         (NAME OF SURVEYOR AND QUALIFICATION)

                                       ________________________________

                                        Registration No. ___________

                                   EXHIBIT "D"

                                    Rent Roll

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

NORTH RIVERS TOWN CENTER

Rent Roll With Future Events

                                [ILLEGIBLE PAGE]

XORTH RIVERS TOWN CENTER
XENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME           COMMDATE        SQ.FT.    SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME        EXP. DATE                  DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
XXX      Bed Bath & Beyond       11/14/03     28,00X.00      0.00        303,8XX.04             0.00
64010    Bed Bath & Beyond, Inc. 01/31/14                                 25,316.67             0.00
                                                                              10.X5             0.00
         TYPE            DATE                                       NOTES
         Options        06/01/13                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 07/31/13; contact tenant regarding renewal.
         Rent Increase  02/01/14 Minimum Rent           27,650.00   Fixed Increase
         Options        06/01/18                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 07/31/18; contact tenant regarding renewal.
         Rent Increase  02/01/19 Minimum Rent           29,983.33   Fixed Increase
         Options        06/01/23                             0.00   Third five-year Option to renew lease. Lease terminates if not exercised by 07/31/23; contact tenant regarding renewal.
         Rent Increase  02/01/24 Minimum Rent           32,316.67   Fixed Increase
         Renewals       08/01/28                             0.03   Lease expires 01/31/29.

X100     Ross Dress for Less     02/13/04     30,187.40      0.0X        332,457.04             0.00
X6001X   Ross Stores, Inc.       01/31/15                                 27,671.42             0.00

         TYPE            DATE                                       NOTES
         Options        06/01/14                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 07/31/14; contact tenant regarding renewal.
         Rent Increase  02/01/15 Minimum Rent           30,187.00   Fixed Increase
         Options        06/01/19                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 07/31/19; contact tenant regarding renewal.
         Rent Increase  02/01/20 Minimum Rent           32,702.58   Fixed Increase
         Options        06/01/24                             0.00   Third five-year Option to renew lease. Lease terminates if not exercised by 07/31/24; contact tenant regarding renewal.
         Rent Increase  02/01/25 Minimum Rent           35,218.17   Fixed Increase
         Options        06/01/24                             0.00   Fourth five-year Option to renew lease. Lease terminates if not exercised by 07/31/29; contact tenant regarding renewal.
         Rent Increase  02/01/30 Minimum Rent           37,733.75   Fixed Increase
         Renewals       08/01/34                             0.00   Lease expires 01/31/35.

X200     Office Depot            02/01/04     16,000.00      0.00        183,999.96             0.00
260015   Office Depot, Inc.      01/31/14                                 15,333.3X             0.00
                                                                              11.50             0.00

         TYPE            DATE                                       NOTES
         Options        05/01/14                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 06/3X/14; contact tenant regarding renewal.
         Rent Increase  01/01/15 Minimum Rent           16,666.67   Fixed Increase


XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAKPOINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------
XXX      Bed Bath & Beyond        0.40        14,481.60        4,200.00    0.00     322,481.64                 0.0X
64010    Bed Bath & Beyond, Inc.  0.40         1,206.80          350.00    0.00      26,873.47
                                  0.XX             0.52            0.15    0.00          11.52

X100     Ross Dress for Less      0.00        15,423.24            0.00    0.00     347,480.28                 0.00
X6001X   Ross Stores, Inc.        0.00         1,255.27            0.00    0.00      28,956.67
                                  0.00             0.51            0.00    0.00          11.51

X200     Office Depot             0.00        24,000.00            0.01    0.00     207,999.96                 0.04
260015   Office Depot, Inc.       0.00         2,000.00            0.01    0.00      17,333.33
                                  0.00             1.50            0.00    0.00          13.00

Thursday, March 18, 2004

XORTH RIVERS TOWN CENTER
XENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME              COMMDATE     SQ.FT     SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME           EXP. DATE               DEPOSITS
----------------------------------------------------------------------------------------------------------------------------

         Rent Increase  01/01/16 Minimum Rent           18,000.04   Fixed Increase
         Options        05/01/19                             0.00   Secured five-year Option to renew lease. Lease terminates if not exercised by 06/30/19; contact tenant regarding renewal.
         Options        03/01/24                             0.00   Third five-year Option to renew lease. Lease terminates if not exercised by 06/30/24; contact tenant regarding renewal.
         Rent Increase  01/01/25 Minimum Rent           19,333.33   Fixed Increase
         Options        05/01/29                             0.00   Fourth five-year Option to renew lease. Lease terminates if not exercised by 06/30/29; contact tenant regarding renewal.
         Rent Increase  01/01/30 Minimum Rent           20,666.67   Fixed Increase
         Renewals       07/01/24                             0.00   Lease expires 12/31/2034.


1340     David's Bridal          10/27/03     10,000.00      0.00        155,000.04             0.00
164011   David's Bridal, Inc.    10/31/13                                 12,916.67             0.00
                                                                              15.50             0.00

         TYPE            DATE                                       NOTES
         Rent Increase  11/01/08 Minimum Rent           13,333.33   Fixed Increase
         Options        03/01/13                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 04/30/13; contact tenant regarding renewal.
         Rent Increase  11/01/13 Minimum Rent           14,666.67   Fixed Increase
         Options        03/01/18                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 04/30/13; contact tenant regarding renewal.
         Rent Increase  11/01/18 Minimum Rent           16,133.33   Fixed Increase
         Renewals       05/01/23                             0.00   Lease expires 10/31/23.

2001     America's Mattress         10/11/03   2,400.00  4,400.00         52,800.00             0.00
260005   The Mattress Gallery, Inc  10/31/08                               4,400.00             0.00
                                                                              22.00             0.00

         TYPE           DATE                                        NOTES
         Options        03/01/08                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 04/30/08; contact tenant regarding renewal.
         Rent Increase  11/01/08 Minimum Rent            4,800.00   Fixed Increase
         Options        03/01/13                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 04/30/13; contact tenant regarding renewal.
         Rent Increase  11/01/13 Minimum Rent            5,200.00   Fixed Increase
         Renewals       05/01/18                             0.00   Lease expires 10/31/18.

2003     Firehouse Subs             02/09/04   1,804.00  3,462.00         36,000.00             0.00
260016   2nd Alanta Resturant       02/28/09                               3,800.00             0.00
          Group, I.                                                           20.00             0.00

         TYPE           DATE                                        NOTES
         Rent Increase  03/01/06 Minimum Rent            3,150.00   Fixed Increase
         Options        07/01/08                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 08/31/08; contact tenant regarding renewal.


XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAKPOINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------
1340     David's Bridal           4,499.96     20,494.46       0.00        0.00       135,499.96                         0.00
164011   David's Bridal, Inc.       833.33      1,708.33       0.00        0.00        15,458.33
                                      1.00          2.05       0.00        0.00            18.55

2001     America's Mattress       2,760.00      4,632.06       0.00        0.00        40,192.00        4.00     1,320,000.00
260005   The Mattress Gallery, Inc  230.00        386.00       0.00        0.00         5,816.00
                                      1.15          1.93       0.00        0.00            25.08

2003     Firehouse Subs           2,070.00      3,474.00       0.00        0.00        41,544.03        0.00             0.00
260016   2nd Alanta Resturant       172.50        189.50       0.00        0.00         3,462.00
          Group, I.
                                      1.15          1.93       0.00        0.00            23.08

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME           COMMDATE        SQ.FT     SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME        EXP. DATE                  DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
         Rent Increase  03/XX/09 Minimum Rent            3,450.00   Fixed Increase
         Options        07/01/13                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 08/31/13; contact tenant regarding renewal.
         Rent Increase  03/01/14 Minimum Rent            3,750.00   Fixed Increase
         Renewals       09/01/19                             0.00   Lease expires 02/28/2019.

005      All About Callotar      01/15/04     1,400.00       0.00         27,300.00             0.00
60006    CaraXXX Cellular        01/31/07                                  2,275.00             0.00
          Sales, Inc.

         TYPE            DATE                                       NOTES
         Rent Increase  02/01/05 Minimum Rent            2,333.33   Fixed Increase
         Rent Increase  02/01/06 Minimum Rent            2,391.67   Fixed Increase
         Options        06/01/06                             0.00   One three-year Option to renew lease. Lease terminates if not exercised by 07/31/06; contact tenant regarding renewal.
         Rent Increase  02/01/07 Minimum Rent            2,508.33   Fixed Increase
         Rent Increase  02/01/08 Minimum Rent            2,566.67   Fixed Increase
         Rent Increase  02/01/09 Minimum Rent            2,625.00   Fixed Increase
         Renewals       08/01/09                             0.00   Lease expires 01/31/2010.

X3007    Super Nail              11/28/03     1,400.00   2,333.33         27,999.96             0.00
X60002   AlXX T Nhuyen           11/30/0X                                  2,333.33             0.00
                                                                              20.00             0.00

         TYPE            DATE                                       NOTES
         Rent Increase   12/01/05 Minimum Rent           2,566.67   Fixed Increase
         Options         04/01/08                            0.00   One three-year Option to renew lease. Lease terminates if not exercised by 05/31/08; contact tenant regarding renewal.
         Rent Increase   12/01/08 Minimum Rent           2,XXX.00   Fixed Increase
         Renewals        06/01/11                            0.00   Lease expires 11/30/11.

X001     Just Fresh               02/10/04    4,800.00   8,400.00        100,800.00             0.00
          Bakery Cafe & Marke
260007   PaXXX Feed Group
          Charleston              02/28/14                                 8,400.00             0.00
                                                                              21.00             0.00


         TYPE            DATE                                       NOTES
         Rent Increase   03/01/09 Minimum Rent           9,200.00   Fixed Increase
         Options         07/01/13                            0.00   First five-year Option to renew lease. Lease terminates if not exercised by 08/31/08; contact tenant regarding renewal.
         Rent Increase   03/01/14 Minimum Rent          10,000.00   Fixed Increase
         Options         07/01/13                            0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 08/31/18; contact tenant regarding renewal.
         Rent Increase   03/01/19 Minimum Rent          10,800.00   Fixed Increase



XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAK POINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------
005      All About Callotar     1,400.xx     2,912.01         0.00       0.00      31,612.08                        0.00
60006    Carolina Cellular        116.67       242.67         0.00       0.00       2,634.34
          Sales, Inc.
                                    1.00         2.08         0.00       0.00          22.53

X3007    Super Nail             1,400.04     2,912.04         0.00       0.00      32,312.04     0.00               0.00
X60002   AlXX T Nhuyen            116.67       242.67         0.00       0.00       2,692.67
                                    1.00         2.88         0.00       0.00          23.08

X001     Just Fresh             4,800.00     9,934.00         0.00       0.00     115,584.00     5.00       2,016,000.0X
          Bakery Cafe & Marke
260007   PaXXX Feed Group
          Charleston              400.00       832.00         0.00       0.00       9,612.00
                                    1.00         2.08         0.00       0.00          24.08

Thursday, March 18, 2004

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME           COMMDATE        SQ.FT     SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME        EXP. DATE                  DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
         Renewals       09/01/23                             0.00   Lease Expires 02/29/24.

X003     Cold Stone Creamery       01/16/04    1,50X.00  2,562.50        30,000.X0             0.00
X600XX   Cold Stone Creamery
          Leasing Co.              01/31/14                               2,500.X0             0.00
                                                                             20.00             0.00
         TYPE            DATE                                       NOTES
         Options        06/01/0X                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 07/31/08; contact tenant regarding renewal.
         Rent Increase  02/01/09 Minimum Rent            2,750.00   Fixed Increase
         Options        06/01/13                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 07/31/1X; contact tenant regarding renewal.
         Rent Increase  02/01/14 Minimum Rent            3,X00.00   Fixed Increase
         Options        06/01/18                             0.00   Third five-year Option to renew lease. Lease terminates if not exercised by 07/31/1X; contact tenant regarding renewal.
         Rent Increase  02/01/19 Minimum Rent            3,250.00   Fixed Increase
         Renewals       08/01/23                             0.X0   Lease expires 01/31/24.

X001     Great Clips for Hair    01/09/04      1,250.00  2,187.00         26,250.00             0.00
X68005   Southern Clipper, Inc.  01/31/09                                  2,187.50             0.00

         TYPE            DATE                                       NOTES
         Rent Increase  02/01/07 Minimum Rent            2,395.84   Fixed Increase
         Options        06/01/08                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 07/31/08; contact tenant regarding renewal.
         Rent Increase  02/01/09 Minimum Rent            2,604.X7   Fixed Increase
         Options        06/01/13                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 07/31/1X; contact tenant regarding renewal.
         Rent Increase  02/01/14 Minimum Rent            2,812.50   Fixed Increase
         Renewals       08/01/18                             0.00   Lease expires 07/31/14.

X003     GameStep                11/22/03      1,750.0X      0.00         35.000.0X             0.00
260015   GameStep, Inc.          11/30/08                                  2,91X.X7             0.00
                                                                              20.00             0.00

         TYPE            DATE                                       NOTES
         Rent Increase  12/01/05 Minimum Rent            3,2XX.33   Fixed Increase
         Options        04/01/08                             0.00   First five-year Options to renew lease. Lease terminates if not exercised by 05/31/08; contact tenant regarding renewal.
         Rent Increase  12/01/08 Minimum Rent            3,500.00   Fixed Increase
         Options        04/01/13                             0.00   Second five-year Options to renew lease. Lease terminates if not exercised by 05/31/13; contact tenant regarding renewal.
         Rent Increase  12/01/13 Minimum Rent            3,791.X7   Fixed Increase
         Renewals       06/01/18                             0.00   Lease expires 11/30/18.


XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAK POINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------
X003     Cold Stone Creamery      1,725.00     2,895.00        0.00        0.00      34,620.00     0.00       0.00
X600XX   Cold Stone Creamery        143.75       241.25        0.00        0.00       2,885.00
                                      1.15         1.93        0.00        0.00          23.0X

X001     Great Clips for Hair     1,250.04     2,600.04        0.00        0.00      30,100.08     0.00       0.00
X68005   Southern Clipper, Inc.     104.17       216.67        0.00        0.00       2,X08.14
                                      1.0X         2.X5        0.00        0.00          24.0X

X003     GameStep                 2,012.52     3,377.52        0.00        0.00      40,390.08                0.00
260015   GameStep, Inc.             167.71       281.46        0.00        0.00       3,365.84
                                      1.15         1.93        0.00        0.00          23.08

Thursday, March 18, 2004

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME           COMMDATE        SQ.FT     SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME        EXP. DATE                  DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
X007     Pearle Vision           03/01/04      3,000.00 5,770.00          60,000.00             0.00
160017   Carolina Eyes, Inc.     02/25/14                                  5,600.00             0.00
          d/b/a Pearle
                                                                              20.00             0.00
         TYPE            DATE                                       NOTES
         Rent Increase  03/01/09 Minimum Rent            5,500.00   Fixed Increase
         Options        07/01/13                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 08/31/18; contact tenant regarding renewal.
         Rent Increase  03/01/14 Minimum Rent            6,050.00   Fixed Increase

         Options        07/01/18                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 08/31/18; contact tenant regarding renewal.
         Rent Increase  03/01/19 Minimum Rent            6,450.00   Fixed Increase
         Renewals       09/01/23                             0.00   Lease expires 02/29/24.

X001     Pro Golf of Charleston                4,800.00  6,400.00         76,800.00             0.00
260018   Leanard Golf, Inc.                                                6,400.00             0.00
                                                                              16.00             0.00

         TYPE            DATE                                       NOTES
         Rent Increase  04/01/06 Minimum Rent            6,800.00   Fixed Increase
         Rent Increase  02/01/20 Minimum Rent            7,200.00   Fixed Increase
         Rent Increase  02/01/25 Minimum Rent            7,600.00   Fixed Increase
         Rent Increase  02/01/30 Minimum Rent            8,000.00   Fixed Increase

7007     TXXX Center Tobacco                   1,608.00  2,677.31         26,400.00             0.00
          & Gifts
260019   JCD, Inc.                                                         2,200.00             X.00
                                                                              16.XX             0.00

         TYPE            DATE                                       NOTES
         Rent Increase  05/01/06 Minimum Rent            2,466.67   Fixed Increase
         Rent Increase  05/01/09 Minimum Rent            2,733.33   Fixed Increase
         Rent Increase  05/01/14 Minimum Rent            3,000.00   Fixed Increase

X400     Babies "R" US           11/24/03     31,28X.00      0.00             0.00       160,776.00
XXX003   Toys "R" Us-Delaware,   01/31/14                                     0.00        13.398.00
           Inc.
                                                                              0.00             5.14

         TYPE            DATE                                       NOTES
         Options        06/01/13                             0.00   First three-year Option to renew lease. Lease terminates if not exercised by 07/31/13; contact tenant regarding renewal.
         Rent Increase  02/01/14 Ground Rent            14,335.86   Fixed Increase


XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAK POINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------

X007     Pearle Vision           3,450.00    5,790.00         0.00        0.00      69,248.X0    0.00        0.00
160017   Carolina Eyes, Inc.       287.50      482.50         0.00        0.00       5,770.00
          d/b/a Pearle               1.15        0.43         0.00        0.00          23.08

X001     Pro Golf of Charleston  5,520.00    9,264.00         0.00        0.00      91,584.00                0.00
260018   Leanard Golf, Inc.        460.00      772.00         0.00        0.40       7,632.00
                                     1.15        1.93         0.00        0.40          19.08

7007     TXXX Center Tobacco     1,839.96    3,087.96         0.00        0.00      31,327.92                0.0X
          & Gifts
260019   JCD, Inc.                 153.33      257.33         0.00        0.00       2,610.66
                                     1.15        1.43         0.00        0.00          19.58

X400     Babies "R" US               0.00   16,464.00         0.00        0.00     177,240.00                0.XX
XXX003   Toys "R" Us-Delaware,
           Inc.                      0.00    1,372.00         0.00        0.00      14,770.00
                                     0.00        0.53         0.00        0.00           5.67


Thursday, March 18, 2004

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX        DBA NAME           COMMDATE        SQ.FT       SECURITY        MIN RENT           GROUND RENT
XXX       TENANT NAME        EXP. DATE                    DEPOSITS
-----------------------------------------------------------------------------------------------------------------------------
        Options        06/01/18                               0.00   Second three-year Options to renew lease. Lease terminates if not exercised by 07/31/18; contact tenant regarding renewal.
        Rent Increase  02/01/19 Ground Rent              15,XXX.37   Fixed Increase
        Options        06/01/23                               0.00   Third three-year Option to renew lease. Lease terminates if not exercised by 07/31/23; contact tenant regarding renewal.
        Rent Increase  02/01/24 Ground Rent              16,413.13   Fixed Increase
        Options        06/01/28                               0.00   Fourth three-year Option to renew lease. Lease terminates if not exercised by 07/31/28; contact tenant regarding renewal.
        Rent Increase  02/01/29 Ground Rent              17,562.05   Fixed Increase
        Options        06/01/33                               0.00   Fifth three-year Option to renew lease. Lease terminates if not exercised by 07/31/33; contact tenant regarding renewal.
        Rent Increase  02/01/34 Ground Rent              18,791.39   Fixed Increase
        Options        06/01/38                               0.00   Sixth three-year Option to renew lease. Lease terminates if not exercised by 07/31/38; contact tenant regarding renewal.
        Rent Increase  02/01/39 Ground Rent              20,106.79   Fixed Increase
        Renewals       06/01/43                               0.00   Lease expires 01/31/44.

GROUP TOTALS:                                  SQ.FT      DEPOSITS        MIN RENT           GROUND RENT
-----------------------------------------------------------------------------------------------------------------------------
XURRENT ACCRUAL                              141,167.0X  38,192.16     1,474,207.0X          160,776.00
XCENT ACCRUAL                                      0.00       0.00             0.00                0.00
                                           ---------------------------------------------------------------
TOTALS                                       141,167.00  18,192.16     1,474,207.0X          160,776.00


GROUP TOTALS:                                RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
XURRENT ACCRUAL                               38,227.56  141,797.40       4,200.00   0.00      1,819,20X.04
XCENT ACCRUAL                                      0.00        0.00           0.00   0.00              0.00
                                           ----------------------------------------------------------------
TOTALS                                        38,227.56  141,797.40       4,200.00   0.00      1,819,20X.04


Thursday, March 18, 2004

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME           COMMDATE        SQ.FT     SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME        EXP. DATE                  DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
OUTPARCEL

X108     Smokey Bones            11/15/03      6,894.00      0.00              0.00          124,647.72
X60014   GMRI, Inc.              11/20/13                                      0.00           10,387.31
                                                                              10.X5               18.08
         TYPE            DATE                                       NOTES
         Rent Increase  12/01/08 Ground Rent            11,416.24   Fixed Increase
         Rent Increase  12/01/13 Ground Rent            12,546.60   Fixed Increase
         Rent Increase  12/01/18 Ground Rent            13,778.30   Fixed Increase
         Rent Increase  12/01/23 Ground Rent            15,152,26   Fixed Increase
         Rent Increase  12/01/28 Ground Rent            16,650.32   Fixed Increase

X000     Longhorn Steakhouse     09/28/03      5,300.00      0.00              0.00           99,999.96
X6001X   Rare Hospitality
          International, In      09/30/13                                      0.00            8,333.33
                                                                               0.00               18.87
         TYPE            DATE                                       NOTES
         Rent Increase  10/01/08 Ground Rent             9,166.66   Fixed Increase
         Options        02/01/13                             0.00   First five-year Option to renew lease. Lease terminates if not exercised by 03/31/13; contact tenant regarding renewal.
         Rent Increase  10/01/13 Ground Rent            10.0X3.33   Fixed Increase
         Options        02/01/18                             0.00   Second five-year Option to renew lease. Lease terminates if not exercised by 03/31/18; contact tenant regarding renewal.
         Rent Increase  10/01/18 Ground Rent            11,091.66   Fixed Increase
         Options        02/01/23                             0.00   Third five-year Option to renew lease. Lease terminates if not exercised by 03/31/23; contact tenant regarding renewal.
         Rent Increase  10/01/23 Ground Rent            12,200.X3   Fixed Increase
         Options        02/01/2X                             0.00   Fourth five-year Option to renew lease. Lease terminates if not exercised by 03/31/28; contact tenant regarding renewal.
         Rent Increase  1X/01/28 Ground Rent            13,420,92   Fixed Increase
         Renewals       04/01/33                             0.00   Lease expires 09/30/2033.

XX00     Target                              124,965.00      0.00              0.00                0.00
260015   Target Corp.,
          Property Develop.                                                    0.00                0.00
                                                                               0.00                0.00

         TYPE            DATE                                       NOTES


XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER       TOTAL      PERCENT   BREAK POINT
XXX        TENANT NAME
----------------------------------------------------------------------------------------------------------------------------
OUTPARCEL

X108     Smokey Bones              0.00         2,341.79       0.00        0.00      126,989.51               0.00
X60014   GMRI, Inc.                0.00         2,341.79       0.00        0.00       12,729.10
                                   0.00             0.34       0.00        0.00           18.42

X000     Longhorn Steakhouse       0.00         2,000.0X       0.00        0.X0      101,999.96               0.00
X6001X   Rare Hospitality
          International, In        0.00         2,000.0X       0.00        0.X0       10,333.33
                                   0.00             0.XX       0.00        0.X0           19.25

XX00     Target                    0.00        56,684.60       0.00        0.00       56,604.60               0.00
260015   Target Corp.,
          Property Develop.        0.00         4,717.05       0.00        0.00        4,717.05
                                   0.00             0.X5       0.00        0.00            0.45


Thursday, March 18, 2004

NORTH RIVERS TOWN CENTER
RENT ROLL WITH FUTURE EVENTS

XXX         DBA NAME              COMMDATE      SQ.FT      SECURITY        MIN RENT           GROUND RENT
XXX        TENANT NAME           EXP. DATE                 DEPOSITS
----------------------------------------------------------------------------------------------------------------------------
X900     Chuck E. Cheese         09/26/03     10,632.00        0.00               0.00             0.00
X60920   CKC Entertainment, Inc.                                                  0.00             0.00
                                                                                  0.00             0.00
         TYPE            DATE                                       NOTES

XXX Totals:                                     SQ.FT      DEPOSITS        MIN RENT           GROUND RENT
                                            ------------------------------------------------------------
XXX Annual                                   147,791.00        0.00               0.00       224,647.68
XXX Annual                                         0.00        0.00               0.00             0.00
                                            ------------------------------------------------------------
Totals                                       147,791.00        0.00               0.00       224,647.68


XXX Totals:                                     SQ.FT      DEPOSITS        MIN RENT           GROUND RENT
                                            ------------------------------------------------------------
XXX Annual                                   28X,958.0X   38,192.16       1,474,207.08       385,423.68
XXX Annual                                         0.00        0.00               0.00             0.00
                                            ------------------------------------------------------------
Totals                                       288.958.00   38,192.16       1,474,207.08       385,423.68




XXX         DBA NAME              RE TAXES     CAC/CAM       INSURANCE    OTHER      TOTAL      PERCENT   BREAK POINT
XXX        TENANT NAME
-----------------------------------------------------------------------------------------------------------------------
X900     Chuck E. Cheese              0.00    3,946.34          0.00      0.00       3,946.54              4.00
X60920   CKC Entertainment, Inc.      0.00    3,946.54          0.00      0.00       3,946.54
                                      0.00        0.37          0.00      0.00           0.37

XXX Totals:                       RE TAXES     CAC/CAM       INSURANCE    OTHER      TOTAL      PERCENT   BREAK POINT
                                 --------------------------------------------------------------------------------------
XXX Annual                            0.00   64,892.93         0.00       0.00     289,540.61
XXX Annual                            0.00   64,892.43         0.00       0.00     289,540.61
                                 ------------------------------------------------------------
Totals                                0.00   64,892.43         0.00       0.00     289,540.61


XXX Totals                        RE TAXES     CAC/CAM       INSURANCE    OTHER      TOTAL      PERCENT   BREAK POINT
                                 --------------------------------------------------------------------------------------
XXX Annual                       38,227.56  206,690.33     4,200.00       0.00   2,108,748.65
XXX Annual                            0.00        0.00         0.00       0.00           0.00
                                 ------------------------------------------------------------
Totals                           38,227.56  206,690.33     4,200.00       0.00   2,108,748.65


Thursday, March 18, 2004

                                   EXHIBIT "E"


                         Conforming Estoppel Certificate

     To:
     Inland Real Estate Acquisitions, Inc., and
      its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Robert Brinkman

Re: Lease Agreement dated ______________ and amended ________________ ("Lease"), between ____________ as "Landlord", and ______________________________, as "Tenant", guaranteed by
     ______________________________ ("Guarantor") for leased premises known as
     7250 Rivers Avenue, Building _______, North Charleston, South Carolina 29406 (the "Premises") of the property commonly known as North Rivers Town Center (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

     a.   Dates of all amendments, letter
          agreements, modifications and waivers
          related to the Lease

     b.   Commencement Date

     c.   Expiration Date

     d.   Current Annual Base Rent

                                                  Adjustment Date       Rental Amount
                                                  ---------------       -------------
     e.   Fixed or CPI Rent Increases             ______________        ___________

     f.   Square Footage of Premises

     g.   Security Deposit Paid to
          Landlord

     h.   Renewal Options                         _____ Additional Terms for
                                                  _________ years at $_________ per year

     i.   Termination Options                     Termination Date ______________
                                                  Fees Payable_________________

2.   Tenant further certifies to Purchaser that:

     a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;
     b. the Lease has not been assigned and the Premises have not been sublet by Tenant;
     c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;
     d. Tenant is open for business or is operating its business at the Premises;
     e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;
     f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;
     g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;
     h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;
     i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));
     j. Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;
     k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;
     l. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;
     m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;
     n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;
     o. the Lease does not give the Tenant any operating exclusives for the Property; and
     p.   Rent has been paid through _________ ___, 2004.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                              [TENANT]
                                              By:
                                              Its:
                                                  -------------------------
                                              Date:          ,  2004
                                                   ---------

                               GUARANTOR ESTOPPEL CERTIFICATE

Date: ______________, 2004

     To: _______________

     Inland Real Estate Acquisitions, Inc., and and its lenders, successors and assigns ("Purchaser")
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Robert Brinkman

Re: Guaranty Agreement dated _____________ ("Guaranty of Lease") pertaining to that certain Lease Agreement dated _________ and amended
     ________________ ("Lease"), between _______________ as "Landlord", and
     __________________, as "Tenant", guaranteed by __________________________
     ("Guarantor") for leased premises known as 7250 Rivers Avenue, Building _________, North Charleston, South Carolina 29406 (the "Premises") of the property commonly known as North Rivers Town Center (the "Property").

1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, lines, claims or credits against the obligations under the Guaranty of Lease.

2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                        [GUARANTOR]

                                        By:

                                   EXHIBIT "F"

                            OEA Estoppel Certificate


TO:  (Inland Entity)
     2901 Butterfield Road
     Oak Brook, Illinois 60523

RE: Operation and Easement Agreement between Target Corporation and Sembler Family Partnership #26, Ltd. recorded in Book E426, Page 686 of the RMC Office for Charleston County, as amended by that certain First Amendment to Operating and Easement Agreement between Target Corporation and Sembler Family Partnership #26, Ltd. (the "OEA").

Ladies and Gentlemen:

     The following statements are made with the knowledge that (Inland Entity), and their respective successors and assigns (individually and collectively, as applicable, "Purchaser"), and their respective lenders and/or investors, are relying on them in connection with the acquisition and financing of the certain property encumbered by the OEA by Purchaser and Purchaser and its respective lenders, successors, assigns and successor owners of such property may rely on such statements for that purpose.

     The undersigned hereby certifies, represents, warrants, covenants and agrees as follows:

     1. The undersigned is a party to (or owns certain property benefited and/or burdened by) the OEA. There have been no amendments, modifications, revisions or supplements to the OEA other than as noted above.

     2.   The OEA is in good standing and in full force and effect.

     3. No parties to the OEA (or properties benefited and/or burdened by the OEA) are in default under the OEA beyond any applicable cure period, and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default. As of the date of this estoppel certificate, there is no dispute or litigation between or among any of the parties to the OEA or properties benefited and/or burdened by the OEA.


     EXECUTED as of the ___ day of ____________, 2004.

_______________, a ____________
_______________________________


By:
   ----------------------------
      Name:
           --------------------
      Its:
          ---------------------

                                   EXHIBIT "G"

                                  Tenant Letter

                              (Landlord Letterhead)

                              _________ _____,2004

Insert Tenant Name

Insert Tenant Address

     Re: The lease dated _______________ (collectively, with any and all amendments thereto, the "Lease") between ______________ as tenant ("Tenant") and _________ as landlord ("Landlord") for property located at North Rivers Town Center (the "Property")

Dear Tenant;

     Please be advised that the Property, subject to the above-referenced Lease, has been sold as of _________ ____, 2004 to (Inland Entity) . (Inland
Entity) has hired Inland Northwest Management Corp, as its managing agent for the Property. Effective immediately, all rent payments pursuant to the Lease should be made payable to (Inland Entity) and sent to the following address:

               Inland Northwest Management Corp
               2901 Butterfield Road
               Oak Brook, Illinois 60523
               Attention: JoAnn Armenta
               Telephone: (630) 218-4928
               Facsimile: (630) 645-3788


     In addition, all notices and other communications provided by Tenant under the Lease should be sent to (Inland Entity) at the address set forth above.

     In addition, please contact your insurance agent to have a certificate forwarded, naming as additional insured: (i) Inland Northwest Management Corp, and (ii) (Inland Entity). Thank you for your time and attention to this matter.

                                   Very truly yours,

                                   Sembler Family Partnership #26, Ltd.


                                   By:
                                       --------------------------------
cc:  (Inland Entity)

                                   EXHIBIT "H"

                               Seller's Affidavit

                         South Carolina Withholding Tax
               S.C. Code Section 12-8-10 through 12-8-2040 et.seq.

     THIS IS AN AFFIDAVIT OF FACTS. WHETHER OR NOT THIS AFFIDAVIT IS SUFFICIENT TO RELIEVE THE BUYER OF THE RESPONSIBILITIES TO WITHHOLD IS GOVERNED BY SC REVENUE RULING 90-3. PLEASE READ THIS AFFIDAVIT CAREFULLY IN CONJUNCTION WITH THIS RULING.

The undersigned on oath, being first duly sworn, hereby certifies as follows:

This affidavit is being given in connection with a sale of real estate pursuant to SC Revenue Ruling #90-3.

I have attached to this affidavit a description of real property and any tangible personal property being sold as part of this sale. The real property is located in the County of Charleston and its tax map number(s) is ______________.

The undersigned is the seller of the property described in the attached description.

The closing date of this sale is _____________, 2004.

The Seller's name _____________________________________________________________.

 The Seller's address is  _____________________________________________________.

 The Seller's social security number or taxpayer identification number ________.

     1. ____ CORPORATIONS. The Seller is a corporation or an association or trust that is taxed as a corporation and is subject to withholding at 5%.

     2. ____ GAIN. I affirm pursuant to section 12-9-510(B) that the amount of gain I am required to recognize on this transaction and on which Buyer is to make the requisite withholding will not exceed:

          a. $____________________

     3. ____ INSTALLMENT SALE. The Seller will report this sale on the installment for South Carolina income tax purposes, and has attached an amortization schedule correctly designating the principal and interest portions of the payments.

     4. ____ RESIDENT. The Seller is a resident of South Carolina, as that term is defined in the South Carolina tax laws (S.C. Code Section 12-1-10 et. seq. as amended) and in SC

      Revenue Ruling #90-3.

     5. ____ DEEMED RESIDENT. Pursuant to SC Revenue Ruling #90-3 the seller is deemed to be a resident of South Carolina because:

          a.  The Seller:
                 i.  has filed at least one South Carolina income tax return,
                ii. is not delinquent with respect to fling any South Carolina income tax return and
               iii. has been in business in the State during the Seller's last two taxable years (including the year of the sale); and

          b. The Seller is in business in South Carolina and will continue substantially the same business in South Carolina after the sale; and

          c. The Seller will report the sale on a South Carolina income tax return for the current year and file it by its due date; and

          d. If the Seller is a corporation or a limited partnership, it is registered to do business in South Carolina,

     6. ____ EMPLOYEE RELOCATION. The transaction involves the sale of an employee's property which is being sold by an employee or relocation company in connection with the employee's transfer. For income tax purposes the sale is treated as a sale by the employer or relocation company.

     7. ____ NONRECOGNITION OF GAIN. The sale of the property will not be subject to taxes because of Section 1033, 1034 or 121 of the Internal Revenue Code. The Seller acknowledges his obligation to file South Carolina income tax return for the year of the sale. If the Seller fails to comply with Section 1033 or 1034, the Seller acknowledges an obligation to file an amended South Carolina income tax return for the year of the sale.

     8. ____ TAX-EXEMPTION ORGANIZATIONS. The Seller is an organization exempt from income taxes under Internal Revenue Code Section 501(a) or is an insurance company exempt from South Carolina taxes on income.

     9. ____ WITHHOLDING AMOUNT EQUALS ENTIRE NET PROCEEDS. If the withholding amount is limited to the entire net proceeds, any lien, mortgage or credit line advance which was made within one year prior to the closing was not made in contemplation of the sale as that phrase is defined in SC Revenue Ruling #90-3.

    10. ____ LIKE KIND EXCHANGE. The entire gain is deferred under Section 1031 of the Internal Revenue Code. For deferred exchanges where replacement property has not been identified at the time of sale, tax must be withheld.

The undersigned understands that this affidavit may be disclosed to the South Carolina Tax Commission and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this Affidavit and to the best of my knowledge and belief, it is true, correct and complete.

                           Area Commission for Berkeley-Charleston-Dorchester
                                                Technical Education Center


                                        BY:                        (SEAL)
                                           ------------------------
                                        Its:
                                            ---------------------------


SUBSCRIBED AND SWORN to
before me this_____day of April 2004.


----------------------------
Notary Public
My commission expires:
                      ----------------------------

                                   EXHIBIT "I"


                                     [DATE]


[Name of Purchaser]
2901 Butterfield Road
Oak Brook, Illinois 60523

KPMG LLP
KPMG Plaza
303 East Wacker Drive
Chicago, Illinois 60601

     Re:  Name of Property (the "Property")

Ladies and Gentlemen:

     This will confirm that following the closing, the undersigned will (1) reasonably cooperate with you, at your sole cost and expense, with respect to your audit of the financial information of the Property, including providing additional financial or other information, if any, in our possession or control, relating to the Property; and (2) provide an update of the audit letter we are providing on the same date hereof to KPMG certifying that to the best of our knowledge, no changes have occurred since the date of such letter that would make any of the representations and certifications therein inaccurate in any material respect.


                                     Very truly yours,


                                     NAME OF SELLER


                                     By:
                                        -------------------------------

                                            Name:
                                                 ----------------------

                                            Its:
                                                -----------------------

                                   EXHIBIT "J"

                           Audit Representation Letter

                                      DATE

KPMG LLP
KPMG Plaza
303 East Wacker Drive
Chicago, IL 60601


Ladies and Gentlemen:

We are writing you, as the owners of THE PROPERTY'S NAME (the "Property") at your request, to confirm our understanding that your audit of the Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of THE PROPERTY'S NAME for (a) the year ended December 31, 2003, and (b) the period of time commencing as of January 1, 2004 and ending on (and including) the closing date, was made for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the CASH OR ACCRUAL basis of accounting. In connection with your audit, we confirm, to the best of our knowledge and belief, the following representations made to you during the audit:

1.   We have made available to you:

     a)   All financial records and related data requested by you.

     b) All minutes of the meetings of the board of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

2.   There have been no:

     a) Instances of fraud involving any member of management or employees who have significant roles in internal control.

     b) Instances of fraud involving others that could have a material effect on the Historical Summary.

     c)   Other instances of fraud perpetuated on or within the Property.

     d) Communications from regulatory agencies concerning non-compliance with, or deficiencies in, financial reporting practices that could have a material effect on the Historical Summary.

     e) Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Historical Summary or as a basis for recording the loss contingency.

3.   There are no:

     a) Unasserted claims or assessments that out lawyer has advised us are probable of assertion and must be disclosed in accordance with the Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies.

     b) Material liabilities or gain or loss contingencies (including oral and written guarantees) that are required to be accrued or disclosed by SFAS No. 5.

     c) Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

     d) Events that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

4. The property has complied with all aspects of the contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

5. All income from operating leases is included as gross income in the Historical Summary. No other forms of revenue are included in the Historical Summary.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003, and for the period of time commencing on January 1, 2004 and ending on (and including) the Closing Date, in conformity with the CASH OR ACCRUAL basis of accounting.


Very Truly Yours,


----------------------------
NAME, Owner


----------------------------
NAME, Property Accountant